SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                   FORM 8-K/A
                             -----------------------

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 27, 2001

                               VECTREN CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA

                 (State or Other Jurisdiction of Incorporation)

               1-15467                               35-2086905
               -------                               ----------
        (Commission File Number)             (IRS Employer Identification No.)

                              20 N.W. Fourth Street
                            Evansville, Indiana 47741
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (812) 491-4000

Item 7.  Financial Statements and Exhibits.


On October 31, 2000, Vectren Corporation, the public utility holding company of Indiana Gas Company, Inc. (the company), completed the acquisition of the natural gas distribution assets from The Dayton Power and Light Company, a wholly owned subsidiary of DPL, Inc. The business will operate under the name Vectren Energy Delivery of Ohio, Inc. (VEDO). Under the acquisition structure, the company holds a 47 percent undivided ownership interest and VEDO has a 53 percent undivided ownership interest. This Form 8-K/A amends the Current Report on Form 8-K filed by Vectren Corporation on January 16, 2001 to provide additional information on the calculation of pro forma interest expense in
Note 3b and the pro forma balance sheet in the introduction.


      The following financial statements is included:

Pro forma financial statements of Vectren Corporation for the year ended December 31, 1999 and as of September 30, 2000 and for the nine months ended September 30, 2000.




                                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  VECTREN CORPORATION
                                                     (Registrant)


Dated: August 27, 2001                            By: /s/ M. Susan Hardwick
                                                  -------------------------

                                                  M. Susan Hardwick
                                                  Vice President and Controller

Vectren Corporation And Subsidiary Companies

Index

-------------------------------------------------------------------------------
Unaudited Pro Forma Combined Financial Statements                  Page

Introduction                                                         1

Unaudited Pro Forma Combined Balance Sheet
 as of September 30, 2000                                            2

Unaudited Pro Forma Combined Statement of
 Income for the Year Ended December 31, 1999                         3


Unaudited Pro Forma Combined Statement of Income
 for the Nine Months Ended September 30, 2000                        4


Notes to Pro Forma Financial Statements                              5

                  Vectren Corporation and Subsidiary Companies

                         Pro Forma Financial Information

The accompanying financial statements present the unaudited pro forma balance sheet as of September 30, 2000 and the unaudited pro forma statement of income for the nine months ended September 30, 2000 and for the year ended December 31,1999.

On October 31, 2000, Vectren Corporation (Vectren) completed its acquisition of the natural gas distribution assets of The Dayton Power and Light Company (Acquisition) for approximately $465 million pursuant to an Asset Purchase Agreement dated December 14, 1999. Vectren acquired the gas utility assets as a tenancy in common through two separate wholly-owned subsidiaries. Operations will be conducted under the name Vectren Energy Delivery of Ohio (VEDO). Under the acquisition structure, Indiana Gas Company, Inc., one of Vectren's operating public utilities, holds a 47 percent undivided ownership interest and VEDO has a 53 percent undivided ownership interest.

The unaudited pro forma balance sheet as of September 30, 2000 reflects the combination of the September 30, 2000 balance sheet of Vectren Corporation and the October 31, 2000 balance sheet of the Dayton Power & Light Company Natural Gas Retail Distribution Business. The pro forma statement of income for the nine month period ended September 30, 2000 and for the year ended December 31, 1999 are presented as if the Acquisition had occurred at January 1, 1999.

Preparation of the pro forma financial information was based on assumptions deemed appropriate by management. The pro forma information is unaudited and is not necessarily indicative of the results which actually would have occurred if the transaction had been consummated at the beginning of the period presented, nor does it purport to represent the future financial position and results of operations for future periods. The pro forma information should be read in conjunction with the audited consolidated financial statements of Vectren filed on Form 8-K for the year ended December 31, 1999 and the unaudited financial statements of Vectren filed on Form 10-Q for the quarter ended September 30, 2000.


                  VECTREN CORPORATION AND SUBSIDIARY COMPANIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            As Of September 30, 2000
                                 (In Thousands)

                                                            Pro forma Adjustments
                                                            ---------------------
                                                     Vectren      Dayton        Vectren
                                                    Historical Acquisition (2a) Pro Forma
                                                    ----------  ----------      ----------
              ASSETS
Current Assets:
Cash and cash equivalents                          $   19,009   $ (2,482) (2c) $  16,527
Temporary investments                                     826          -             826
     Accounts receivable, net                         134,821     11,634         146,455
     Accrued unbilled revenues                         21,058          -          21,058
     Inventories                                       47,897     54,199         102,096
     Prepaid gas delivery service                      46,788          -          46,788
     Recoverable fuel and natural gas costs            30,680      8,156          38,836
     Prepayments and other current assets              31,376     13,621          44,997
                                                   ----------   --------       ---------
          Total current assets                        332,455     85,128         417,583
                                                   ----------   --------       ---------
Utility Plant:
     Original cost                                  2,419,568    334,804       2,754,372
     Less:  accumulated depreciation
       and amortization                             1,069,471    145,939       1,215,410
                                                   ----------   --------       ---------
          Net utility plant                         1,350,097    188,865       1,538,962
                                                   ----------   --------       ---------

Other Investments:
     Investments in leveraged leases                   91,253          -          91,253
     Investments in partnerships and other
       corporations                                    80,873          -          80,873
     Notes receivable                                  62,384          -          62,384
     Other                                              2,008          -           2,008
                                                   ----------    -------       ---------
          Total other investments                     236,518          -         236,518
                                                   ----------    -------       ---------

Nonutility property, net of accumulated
   depreciation                                        89,530      1,605          91,135

Other Assets:
     Goodwill                                               -    199,600 (2b)    199,600
     Deferred charges                                  20,578     (3,336)(2c)     17,242
     Unamortized debt costs                            14,970          -          14,970
     Demand side management programs                   25,686          -          25,686
     Other                                              3,134          -           3,134
                                                     --------   --------       ---------
          Total other assets                           64,368    196,264         260,632
                                                   ----------   --------       ---------
TOTAL ASSETS                                       $2,072,968   $471,862      $2,544,830
                                                   ==========   ========       =========

     The accompanying notes are an integral part of these pro forma combined financial statements.

                  VECTREN CORPORATION AND SUBSIDIARY COMPANIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            As Of September 30, 2000
                                 (In Thousands)

                                                           Pro forma Adjustments
                                                           ---------------------
                                                   Vectren       Dayton         Vectren
                                                   Historical  Acquisition(2a) Pro Forma
                                                   ----------  -----------     ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Current maturities of adjustable rate               $  53,700   $      -      $  53,700
       bonds subject to tender
     Current maturities of long-term debt
        and other obligations                             258          -            258
     Short-term borrowings                            310,545    463,981 (2d)   774,526
     Accounts payable                                  99,964          -         99,964
     Refunds to customers and customer deposits        13,556      7,881         21,437
     Accrued taxes                                     14,344          -         14,344
     Accrued interest                                  12,617          -         12,617
     Accrued purchase gas                              15,076          -         15,076
     Other current liabilities                         50,506          -         50,506
                                                     --------   --------       --------
          Total current liabilities                   570,566    471,862      1,042,428
                                                     --------   --------       --------
Deferred Credits and Other Liabilities:
     Deferred income taxes                            203,219          -        203,219
Accrued postretirement benefits other
 than pensions                                         44,675          -         44,675
     Unamortized investment tax credits                23,756          -         23,756
     Other                                             18,111          -         18,111
                                                     --------   --------       --------
       Total deferred credits and other liabilities   289,761          -        289,761
                                                     --------   --------       --------
Commitments and Contingencies

Minority interest in subsidiary                         1,900          -          1,900

Capitalization:
     Long-term debt and other obligations,
       net of current maturities                      484,074          -        484,074
     Preferred stock of subsidiary:
          Redeemable                                    8,076          -          8,076
          Nonredeemable                                 8,889          -          8,889
                                                     --------   --------       --------
               Total preferred stock                   16,965          -         16,965
                                                     --------   --------       --------
     Common stock (no par value) - issued and
        outstanding 61,219                            213,742          -        213,742
     Retained earnings                                495,886          -        495,886
     Accumulated other comprehensive income                74          -             74
                                                     --------   --------       --------
          Total common shareholders' equity           709,702          -        709,702
                                                     --------   --------       --------
               Total capitalization                 1,210,741          -      1,210,741
                                                     --------   --------       --------
TOTAL LIABILITIES AND SHAREHOLDERS'
        EQUITY                                     $2,072,968  $ 471,862     $2,544,830
                                                     ========   ========      =========

     The accompanying notes are an integral part of these pro forma combined financial statements.

                  VECTREN CORPORATION AND SUBSIDIARY COMPANIES
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                      For The Year Ended December 31, 1999
                                 (In Thousands)

                                                   Pro forma Adjustments
                                                   -----------------------
                                        Vectren     Dayton     Acquisition      Vectren
                                        Historical  Historical  Adjustments     Pro forma
                                        -----------  ----------  ------------   ---------
OPERATING REVENUES:
     Gas utility                        $  499,573   $218,866   $      -      $  718,439
     Electric utility                      307,569          -          -         307,569
     Energy services and other             261,275          -          -         261,275
                                         ---------   --------    -------       ---------
          Total operating revenues       1,068,417    218,866          -       1,287,283
                                         ---------   --------    -------       ---------
OPERATING EXPENSES:
     Cost of gas sold                      266,429    131,302          -         397,731
     Fuel for electric generation           66,305          -          -          66,305
     Purchased electric energy              20,791          -          -          20,791
     Cost of energy services and other     247,590          -          -         247,590
     Other operating                       189,622     29,180          -         218,802
     Depreciation and amortization          86,998      8,117      4,990 (3a)    100,105
     Taxes other than income taxes          29,910     23,070          -          52,980
                                         ---------   --------   --------        --------
          Total operating expenses         907,645    191,669      4,990       1,104,304
                                         ---------   --------   --------       ---------
OPERATING INCOME (LOSS)                    160,772     27,197     (4,990)        182,979

OTHER INCOME:
     Equity in earnings of unconsolidated
       investments                          11,642          -          -          11,642
     Other - net                             8,902          -          -           8,902
                                         ---------   --------   --------       ---------
          Total other income                20,544          -          -          20,544
                                         ---------   --------   --------       ---------

INTEREST EXPENSE                            42,862          -     27,839 (3b)     70,701
                                         ---------   --------   --------       ---------
INCOME (LOSS) BEFORE PREFERRED
DIVIDENDS AND INCOME TAXES                 138,454     27,197    (32,829)        132,822

PREFERRED DIVIDEND REQUIREMENT
 OF SUBSIDIARY                               1,078          -          -           1,078
                                         ---------   --------   --------       ---------
INCOME (LOSS) BEFORE INCOME TAXES          137,376     27,197    (32,829)        131,744

INCOME TAXES (BENEFIT)                      45,708      9,204    (11,490)(3c)     43,422
                                         ---------   --------   --------       ---------

INCOME (LOSS) BEFORE MINORITY INTEREST      91,668     17,993    (21,339)         88,322

MINORITY INTEREST IN SUBSIDIARY                920          -          -             920
                                         ---------    --------  --------       ---------

NET INCOME (LOSS)                        $  90,748   $ 17,993   $(21,339)      $  87,402
                                         =========    ========  ========        ========

AVERAGE COMMON SHARES OUTSTANDING           61,306     61,306     61,306          61,306

DILUTED COMMON SHARES OUTSTANDING           61,430     61,430     61,430          61,430

BASIC EARNINGS PER AVERAGE SHARE OF
COMMON STOCK                               $  1.48      $ .29     $ (.35)      $    1.43

DILUTED EARNINGS PER SHARE OF
COMMON STOCK                               $  1.48      $ .29     $ (.35)      $    1.42

     The accompanying notes are an integral part of these pro forma combined financial statements.

                  VECTREN CORPORATION AND SUBSIDIARY COMPANIES
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                    For Nine Months Ended September 30, 2000
                                 (In Thousands)
                                                       Pro forma Adjustments
                                                       ---------------------
                                          Vectren      Dayton      Acquisition    Vectren
                                         Historical   Historical   Adjustments   Pro forma
                                         ----------   ----------   -----------   ----------
OPERATING REVENUES:
     Gas utility                         $  391,486   $  167,696   $        -    $  559,182
     Electric utility                       249,215            -            -       249,215
     Energy services and other              300,074            -            -       300,074
                                         ----------   ----------   ----------    ----------
          Total operating revenues          940,775      167,696            -     1,108,471
                                         ----------   ----------   ----------    ----------
OPERATING EXPENSES:
     Cost of gas sold                       229,373      105,628            -       335,001
     Fuel for electric generation            51,722            -            -        51,722
     Purchased electric energy               25,085            -            -        25,085
     Cost of energy services and other      285,856            -            -       285,856
     Other operating                        142,620       17,058            -       159,678
     Merger costs                            31,306            -            -        31,306
     Depreciation and amortization           75,008        6,615        3,742(3a)    85,365
     Taxes other than income taxes           22,170       15,408            -        37,578
                                          ---------   ----------   ----------    ----------
          Total operating expenses          863,140      144,709        3,742     1,011,591
                                         ----------   ----------   ----------    ----------
OPERATING INCOME (LOSS)                      77,635       22,987       (3,742)       96,880

OTHER INCOME:
     Equity in earnings of unconsolidated
       investments                           16,950            -            -        16,950
     Other - net                             14,497            -            -        14,497
                                         ----------   ----------   ----------    ----------
          Total other income                 31,447            -            -        31,447
                                         ----------   ----------   ----------    ----------
INTEREST EXPENSE                             37,940            -       20,879(3b)    58,819
                                         ----------   ----------   ----------    ----------
INCOME (LOSS) BEFORE PREFERRED
 DIVIDENDS AND INCOME TAXES                  71,142       22,987      (24,621)       69,508

PREFERRED DIVIDEND REQUIREMENT
 OF SUBSIDIARY                                  776            -            -           776
                                         ----------   ----------   ----------    ----------

INCOME (LOSS) BEFORE INCOME TAXES            70,366       22,987      (24,621)       68,732

INCOME TAXES (BENEFIT)                       23,527        7,832       (8,617)(3c)   22,742
                                         ----------   ----------   ----------    ----------

INCOME (LOSS) BEFORE MINORITY
 INTEREST                                    46,839       15,155      (16,004)       45,990

MINORITY INTEREST IN SUBSIDIARY                 983            -            -           983
                                         ----------   ----------   ----------    ----------

NET INCOME (LOSS)                        $   45,856   $   15,155   $  (16,004)   $   45,007
                                         ==========   ==========   ==========    ==========

AVERAGE COMMON SHARES OUTSTANDING            61,257       61,257       61,257        61,257
DILUTED COMMON SHARES OUTSTANDING            61,332       61,332       61,332        61,332

BASIC EARNINGS PER AVERAGE SHARE OF
 COMMON STOCK                             $     .75   $      .25   $     (.26)   $      .73
DILUTED EARNINGS PER SHARE OF COMMON
STOCK                                     $     .75   $      .25   $     (.26)   $      .73

        The accompanying notes are an integral part of these pro forma combined financial statements.

                  VECTREN CORPORATION AND SUBSIDIARY COMPANIES
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1.       Basis of Presentation

Vectren Corporation (Vectren) is a public utility holding company whose wholly-owned subsidiary, Vectren Utility Holdings, Inc. (VUHI), is the holding company of Vectren's two operating public utilities, Indiana Gas Company, Inc. (Indiana Gas), and Southern Indiana Gas and Electric Company. On October 31, 2000, Vectren completed its acquisition of the natural gas distribution assets of The Dayton Power and Light Company (Acquisition) for approximately $465 million pursuant to an Asset Purchase Agreement dated December 14, 1999. Vectren acquired the gas utility as a tenancy in common through two separate wholly-owned subsidiaries. Operations will be conducted under the name Vectren Energy Delivery of Ohio (VEDO). Under the acquisition structure, Indiana Gas holds a 47 percent undivided ownership interest and VEDO has a 53 percent undivided ownership interest.

The accompanying combined pro forma financial statements give effect to the Acquisition. The unaudited pro forma combined balance sheet as of September 30, 2000 is presented as if the Acquisition and the related debt financing had occurred on September 30, 2000. The pro forma combined statement of income for the nine month period ended September 30, 2000 and for the year ended December 31, 1999 are presented as if the Dayton Acquisition had occurred at January 1, 1999.

2.       Pro Forma Adjustments to Balance Sheet

(a)      Determination of total purchase price:

      Cash purchase price                       $ 463,981
      Liability assumed for customer deposits       7,881
      Transaction costs                             5,818
                                                ---------

      Total purchase price                      $ 477,680
                                                =========

(b)   Allocation of purchase price:

      Cash purchase price                       $ 463,981
      Transaction costs                             5,818
                                                ---------

                                                  469,799
                                                =========

      Tangible assets acquired                    278,080
      Liabilities assumed                          (7,881)
                                                ---------
      Net assets acquired                         270,199
                                                ---------

      Excess allocated to goodwill              $ 199,600
                                                =========

         The above reflects Management's preliminary purchase price allocation based upon information currently available. The purchase price is subject to adjustment based upon finalization of the closing balance sheet in accordance with the Asset Purchase Agreement. Management believes that any such adjustment will not be material.

(c) Pro forma adjustment to reclassify deferred transaction costs incurred as of September 30, 2000 of $3,336 to goodwill and to reflect the cash payment at closing of $2,482 for the remaining transaction costs.

(d) A $435 million commercial paper program established by VUHI provided $434,360 of the initial Acquisition financing. Additionally, Indiana Gas provided $29,621 from its commercial paper program for total financing of $463,981. On December 28, 2000, VUHI issued a $150 million Floating Rate Note due December 27, 2001, replacing an equal amount of commercial paper. Management anticipates that the short-term financings will be replaced over time with permanent, long-term financing.

                                            Short- term   Annualized
                                             borrowings   Interest
                                            -----------   ----------
Commercial paper (VUHI)                      $284,360      $ 16,189
6.6425% Floating rate note (VUHI)             150,000         9,964
Commercial paper (Indiana Gas)                 29,621         1,686
                                             --------      --------
                                             $463,981      $ 27,839
                                             ========      ========

3.   Pro Forma Adjustments to Income Statements

     (a) Pro forma adjustment to reflect the amortization of goodwill of $199,600 amortized over a period of 40 years.

     (b) Pro forma adjustment to reflect the interest expense from the Acquisition financing based upon borrowings of $463,981 at an average interest rate of approximately 6.0 percent annum based upon Indiana Gas' and VUHI's composite average short-term borrowing rate at the date of the Acquisition (see 2d).

     (c) Pro forma adjustment to reflect the income tax benefit on a combined federal and state statutory rate of 35 percent.

     (d) Vectren and Dayton Power and Light Company (DP&L) entered into an agreement whereby DP& L will provide transitional support to Vectren in the areas of meter reading, billing, cash receipts, collections, customer deposits, telecommunication services and other miscellaneous services for a predetermined fee. Because these fees will be no greater than the historical costs incurred by DP&L for such support services for its natural gas distribution operations, no pro forma adjustment has been reflected.